UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 11, 2024

Invivyd, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40703	85-1403134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 178 Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 819-0080

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IVVD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer and Director

David Hering, the Chief Executive Officer of Invivyd, Inc. (the “Company”), ceased serving as an executive officer and as the Company’s “principal executive officer”, effective as of April 11, 2024, with his employment terminating on May 11, 2024. The Board of Directors of the Company (the “Board”) is instituting a search for Mr. Hering’s successor as permanent Chief Executive Officer.

Upon Mr. Hering executing a separation agreement, and subject to Mr. Hering agreeing to a release of claims and complying with certain other continuing obligations contained therein, the Company will pay Mr. Hering the amounts owed to him pursuant to Section 5 of that certain Employment Agreement, dated July 5, 2022, by and between the Company and Mr. Hering, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (“SEC”) on July 5, 2022, as amended by that certain First Amendment, dated June 15, 2023, filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 10, 2023 (as amended, the “Hering Employment Agreement”).

In connection with Mr. Hering ceasing to serve as Chief Executive Officer, Mr. Hering has also resigned from the Board pursuant to the terms of the Hering Employment Agreement. The Board also reduced the size of the Board from nine (9) members to eight (8) members.

Appointment of Jeremy Gowler as Interim Chief Executive Officer

On April 11, 2024, the Board appointed Jeremy Gowler, the Company’s current Chief Operating Officer and Chief Commercial Officer, as the Company’s Interim Chief Executive Officer and designated him as the Company’s “principal executive officer”, effective immediately. Mr. Gowler will remain as the Company’s Chief Operating Officer and Chief Commercial Officer while serving as Interim Chief Executive Officer. In connection with the management transition and until a permanent Chief Executive Officer is named, Mr. Gowler will work in collaboration with an executive committee of the Board led by Marc Elia, the Chairperson of the Board, which committee, along with the Board, will provide oversight and strategic guidance on the business and affairs of the Company.

Mr. Gowler, 47, has served as the Company’s Chief Operating Officer and Chief Commercial Officer since December 2022. Most recently, Mr. Gowler held the role of Global Head of Commercial for the Biopharmaceutical business of Sandoz (a division of Novartis) from April 2020 until his departure in 2022 to join the Company. Mr. Gowler began his career at Novartis in 2002 and progressed through roles of increasing responsibility in the areas of marketing, sales, medical affairs and operations in Canada, the U.S. and in Switzerland until his departure in 2014. He then joined PaxVax, a private equity backed biotechnology company, where he held the role of VP, Global Commercial from 2014 until October 2018. PaxVax was sold to Emergent Biosolutions in 2018, where Mr. Gowler became VP of Global Commercial for Emergent’s vaccine business unit until his departure for Sandoz in March 2020. Mr. Gowler holds a BSc with a double major in Biology and Environmental Studies from the University of Victoria and a Dipl T in Marketing Management from the British Columbia Institute of Technology.

In connection with Mr. Gowler’s appointment as Interim Chief Executive Officer, the Company and Mr. Gowler entered into an amendment (the “Gowler Amendment”) to that certain employment agreement, dated September 17, 2022, between the Company and Mr. Gowler, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2022 (the “Gowler Employment Agreement”). Pursuant to the Gowler Amendment, the Company will pay Mr. Gowler an additional monthly payment of $5,000 while Mr. Gowler serves as Interim Chief Executive Officer. In addition, for calendar year 2024, Mr. Gowler’s annual bonus will be calculated as follows: (i) for the period during which Mr. Gowler serves only as Chief Operating Officer and Chief Commercial Officer, Mr. Gowler’s target bonus will be forty percent (40%) of Mr. Gowler’s actual base salary for the calendar year 2024; and (ii) for the period during which Mr. Gowler serves as Interim Chief Executive Officer, his target bonus will be fifty-five percent (55%) of an assumed annualized base salary of $525,000 (calculated using Mr. Gowler’s base salary of $465,000 plus the additional amounts payable as Interim Chief Executive Officer on an annualized basis). The Gowler Amendment also provides, among other things, that neither the removal of Mr. Gowler’s Interim Chief Executive Officer title, nor the diminution of or removal of the interim related duties, will constitute grounds for “Good Reason” pursuant to Section 3(e) of the Gowler Employment Agreement.

There are no arrangements or understandings between Mr. Gowler and any other persons pursuant to which Mr. Gowler was appointed as Interim Chief Executive Officer of the Company. There are also no family relationships between Mr. Gowler and any director or executive officer of the Company and Mr. Gowler has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing description of the Gowler Amendment is only a summary and is qualified in its entirety by reference to the complete terms and conditions of the Gowler Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 12, 2024, the Company issued a press release announcing changes to its management team. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference to this Item 7.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to the Employment Agreement of Jeremy Gowler, dated April 11, 2024, by and between Invivyd, Inc. and Jeremy Gowler

99.1	Press Release, dated April 12, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVYD, INC.

Date: April 12, 2024	By:	/s/ Jill Andersen
Jill Andersen
Chief Legal Officer and Corporate Secretary